UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On October 26, 2022, Zymeworks Inc. (the “Company”) notified Jefferies LLC (“Jefferies”) of its decision to terminate the Open Market Sale AgreementSM, dated as of October 21, 2022, (the “Sales Agreement”) between the Company and Jefferies, effective as of November 9, 2022. The Sales Agreement provided for the offer and sale of the Company’s common stock, par value $0.00001 per share (“Common Stock”), from time to time through Jefferies as its sales agent, subject to the maximum aggregate dollar amount registered pursuant to the applicable prospectus supplement. Sales of shares of Common Stock through Jefferies, were to be made by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including without limitation sales made directly on the New York Stock Exchange or any other existing trading market for the shares of Common Stock. No shares of the Company’s Common Stock were sold under the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2022.

Item 8.01 Other Events.

On October 25, 2022, the Company issued an aggregate of 1,375,000 shares of Common Stock (the “Warrant Shares”), to a warrant holder upon the partial exercise of an outstanding warrant to purchase shares of Common Stock. On October 27, 2022, the Company issued an aggregate of 1,340,000 Warrant Shares to the same warrant holder upon the exercise of the remaining portion of the outstanding warrant to purchase shares of Common Stock. The warrant had an exercise price of $0.0001 per share of Common Stock, for an aggregate cash exercise price for the two exercises of $271.50. The issuance of the Warrant Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-259970-01) and the prospectus supplement thereto filed by the Company on October 13, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: October 28, 2022	By:	/s/ Chris Astle
	Name: Title:	Chris Astle Senior Vice President and Chief Financial Officer

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